DATED THE DAY OF 2018

AMONG

LIM HUI SING

LEONG YEE MING

(the "**Vendors**")

AND

VITAXEL SDN. BHD.
(the **"Purchaser"**)

AND

VITAXEL GROUP LIMITED

SHARE SALE SUPPLEMENTAL AGREEMENT IN RESPECT OF GRANDE LEGACY (BVI) INC

THIS AGREEMENT is made on the day of 2018

AMONG

LIM HUI SING (NRIC No: 630630-10-7571), whose residential address is at No 27, Jln Du 4/7, Taman Damai Utama, 47180 Puchong, Selangor.

AND

LEONG YEE MING (NRIC No: 681231-10-5579) whose residential address is at 11-2-3, Menara Antara, Jln Bkt Ceylon Menara Antara, 50200 Kuala Lumpur, WP Kuala Lumpur.

(collectively, the **"Vendors"**, and individually, a **"Vendor"**) of the first part;

AND

VITAXEL SDN. BHD. (Company No: 1013530U), a company duly incorporated under the laws of Malaysia and having its business office at Wisma Ho Wah Genting, No 35, Jalan Maharajalela, 50150 Kuala Lumpur

(the "**Purchaser**") of the second part;

AND

VITAXEL GROUP LIMITED (Registration No: E0556682013-0) is a company incorporated under the laws of Nevada, in the United States of America and having its registered address at 1645 Village Center Circle, Ste. 170, Las Vegas, NV 89134

("Vitaxel") of the third part.

RECITALS:

A. **Grande Legacy Inc (BVI)** (Company No.; 1769057), is a private company limited by shares incorporated in British Virgin Islands and having its registered address at Vistra Corporate Services Centre, Wickhams, Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the "**Company**"). It is principally engaged in the business of E-commerce direct selling (the "**Business**") and has at the date of this Agreement, an issued and paid up share capital of United States Dollars Four (USD4) consisting of four (4) issued ordinary shares of United States Dollars One (USD1) each (collectively, the "**Shares**" and each, a "**Share**").

B. The Vendors currently and collectively hold, free from any third-party interests or claims, four (4) Shares, being 100% of the total issued and paid up share capital of the Company.

C. The Purchaser is desirous of purchasing and the Vendors are desirous of selling the number of Shares set out against their respective names in Schedule 1 (the "**Sale Shares**") as the Consideration as defined hereunder.

D. **Vitaxel** is a company listed in the OTC Market in the United States of America. Vitaxel wholly-owns the Purchaser and will provide the Consideration in respect of the purchase of the Sale Shares by the Purchaser.

E. All parties hereto are agreeable to perform the sale and purchase of the Sale Shares between the Vendors and the Purchaser (the "**Transaction**") on the terms and subject to the conditions contained in this Agreement.

F. An agreement ("**Agreement**") entered between the parties was signed on 15 December 2017.

IT IS AGREED as follows:

1. The definition noted in this supplemental agreement shall have the same definition as specified in the Agreement.

2. The Condition Precedent as noted in Appendix 1 of the Agreement shall be amended to the following:

   a. The acquisition of the Company shall be closed upon the completion of the Company's financial statement being audited and that within 30 days of the shareholders approving the amendment to the articles, the Shares shall be issued to the Vendors.

3. All other terms and conditions shall remain unchanged.

IN WITNESS WHEREOF, the Parties hereto have set their hands on the date hereinabove written

VENDORS

SIGNED by **LIM HUI SING**)
(NRIC No.: 630630-10-7571))
in the presence of:)

____
Witness's signature
Name:
NRIC No.:

SIGNED by)
LEONG YEE MING)
(NRIC No.: 681231-10-5579))
in the presence of:)

____
Witness's signature
Name: TEH CHENG HOO
NRIC No.: 700910-07-5253

PURCHASER

SIGNED by Megat D. Shahriman Bin Zaharudin)
(NRIC No.: 830528-05-5329))
for and on behalf of **VITAXEL SDN BHD**)
(Company No: 1013530U))
in the presence of:)

____
Witness's signature
Name:
NRIC No.:

VITAXEL GROUP LIMITED

SIGNED by Lim Wee Kiat)
(NRIC No.: 801205-14-5183))
for and on behalf of **VITAXEL GROUP LIMITED**)
(Registration No: E0556682013-0))
in the presence of:)

____
Witness's signature
Name: Chong Hui Leng
NRIC No 801230-14-5062